GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A, Institutional, Class R6, and Class P Shares of the

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

(each, a “Fund” and, together, the “Funds”)

Supplement dated June 24, 2026 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated December 29, 2025, as supplemented to date

Effective immediately, David Hale will no longer serve as a portfolio manager for the Funds. In addition, effective immediately, Siwen Wu will begin serving as a portfolio manager for the Funds. Aron Kershner, Managing Director, John Sienkiewicz, Managing Director, and Sergey Kraytman, Managing Director, will continue to serve as portfolio managers for the Funds.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Hale in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Portfolio Management” and “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Portfolio Management” sections of the Prospectuses and the “Portfolio Management” sections of each Fund’s Summary Prospectuses:

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Aron Kershner, Managing Director, has managed the Fund since 2014; John Sienkiewicz, Managing Director, has managed the Fund since 2019; Sergey Kraytman, Managing Director, has managed the Fund since 2022; and Siwen Wu, Managing Director, has managed the Fund since 2026.

The following row is added to the table under the “Multi-Asset Solutions Team (“MAS”)” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Years Primarily Responsible	Five Year Employment History
Siwen Wu Managing Director	Since 2026	Mr. Wu joined the Investment Adviser in 2014. He is a senior portfolio manager within the Multi-Asset Solutions (MAS) team.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

TAGEDGTBDSTK 06-26